Summary Prospectus, Prospectus and Statement of Additional Information Supplement

June 4, 2026

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 4, 2026 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2026

Vitality Portfolio (the "Fund")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") approved a Plan of Liquidation with respect to the Fund, a portfolio of common stock of the Company. Pursuant to the Plan of Liquidation, the assets of the Fund will be liquidated, known or reasonably ascertainable liabilities of the Fund will be satisfied or provided for, the remaining proceeds will be distributed to the Fund's stockholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about June 15, 2026 (the "Liquidation Date"). The Fund will suspend the offering of its shares to all investors at the close of business on or about June 11, 2026.

Prior to the Liquidation Date, the Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining stockholders as of the close of business on the Liquidation Date. During this transition period, the Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Fund's performance. Stockholders who remain invested in the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, stockholders of the Fund may: exchange their shares of the Fund for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Fund; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of the Fund are held in a tax-qualified account, the exchange, redemption or liquidation of shares held by a stockholder will generally be considered a taxable event. In addition, tax penalties may be imposed if shares held in a tax-qualified account are redeemed in cash and the proceeds are sent directly to the beneficiary of the account. A stockholder should consult their personal tax adviser concerning their particular tax situation. A stockholder who owns Fund shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the redemption of Fund shares or the reinvestment of the proceeds of the liquidating distribution.

Accordingly, on the Liquidation Date, all references to the Fund and related disclosures in the Prospectus and Statement of Additional Information will be deleted.

Please retain this supplement for future reference.

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